                                                                                                                       EXHIBIT 24.2

                                                  GREENPOINT MORTGAGE SECURITIES LLC

                                                       MANAGEMENT ACTION CONSENT

                                                             May 22, 2006

        The undersigned,  being the sole manager ("the Manager") of GreenPoint  Mortgage  Securities LLC, a Delaware limited liability company  (the  "Company"),  acting  pursuant to Section  18-402 of the Limited  Liability  Company Act of the State of Delaware and the

Limited Liability Company Agreement of the Company,  hereby consents to and adopts the following  resolutions,  which action shall have the same force and  effect as if they had been  adopted  unanimously  at a duly  convened  meeting of the  Manager of the  Company  and directs that this written consent be filed with the minutes of proceedings of the Manager of the Company:

         RESOLVED,         that the  President,  Executive  Vice  President,  Treasurer,  Directors  and other  officers of the Manager specifically  authorized  by the  Manager in writing in their  capacities  as such be, and they  hereby are, authorized to sign on behalf of the Company,  a  Registration  Statement  constituting  a filing on Form S-3 with respect to the  registration  of $1,000,000 of Mortgage  Asset-Backed  Pass-Through  Certificates  (the
                           "Certificates")  and Asset-Backed Notes (the "Notes" and, together with the Certificates,  the "Securities")
                           (such  registration  statement,  in the form in which it was  executed  and to be filed on or about  May 23,
                           2006,  together with the  amendment  (the  "Pre-Effective  Amendment")  thereto which shall be  subsequently executed  and  filed,  in order to effect the  registration  of an  additional  $6,000,000,000  of  Mortgage
                           Asset-Backed  Pass-Through  Certificates and Asset-Backed Notes,  including any and all exhibits thereto, is hereby called the "Registration  Statement");  and the President,  Treasurer,  any Executive Vice President,
                           any Senior Vice President,  any Vice President and any other officer of the Manager specifically  authorized by the Manager in writing (the  "Authorized  Officers") or the  Secretary is hereby  authorized to cause the same to be filed with the  Securities  and Exchange  Commission  in  accordance  with the  provisions of the
                           Securities  Act of 1933, as amended,  and the  Securities and Exchange  Commission's  rules and  regulations thereunder;

         RESOLVED,         that the Authorized  Officers be, and they hereby are, also  authorized to sign on behalf of the Company and cause to be filed  such  amendments  and  supplements  to the  Registration  Statement,  including,  without limitation,  the  financial  statements  and  schedules,  exhibits and forms of  Prospectus  and  Prospectus
                           Supplements (the "Prospectus" and "Prospectus Supplements,"  respectively) required as a part thereof, which such  Authorized  Officers in their sole  discretion  find  necessary  or  desirable  in order to effect the registration and takedown therefrom;

         RESOLVED,         that the President,  Executive Vice President and Treasurer be, and each of them, with full authority to act without the others,  hereby is,  authorized to sign the  Registration  Statement  and any  amendments to the
                           Registration  Statement on behalf of the Company as the principal executive officer, the principal financial officer and the principal accounting officer of the Company;

         RESOLVED,         that the Authorized  Officers of the Company and its counsel be, and each of them,  with full  authorization to act without the others,  hereby is,  authorized to appear on behalf of the Company  before the Securities and Exchange  Commission in connection  with any matter  relating to the  Registration  Statement and to any amendment thereto;

         RESOLVED,         that the Authorized  Officers and the Directors be, and each of them, with full authority to act without the others,  hereby is,  authorized to execute,  in the name and on behalf of the Company,  a Power of Attorney, constituting  and appointing each of Steven M Abreu and David J. Petrini the  attorney-in-fact  and agent of the Company,  with full power to act without the others, to sign the Registration  Statement  (including any
                           Pre-Effective  Amendment) and any and all amendments thereto,  with power appropriate to affix the corporate seal  of  the  Company  and to  attest  said  seal,  to  file  the  Registration  Statement  (including  any
                           Pre-Effective  Amendment)  and each  amendment so signed with all exhibits  thereto with the  Securities and
                           Exchange Commission;

         RESOLVED,         that the  President of the Manager of the Company,  is hereby  designated to act on behalf of the Company as the agent for service of process in connection with the Registration  Statement (including any Pre-Effective
                           Amendment) and authorized to receive notices and communications  from the Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

         RESOLVED,         that the  Authorized  Officers,  the Secretary or any Assistant  Secretary of the Manager of the Company be,
                           and each of them with full  authority to act without the others,  hereby is,  authorized and directed in the name and on behalf of the Company to take any and all action that he or she may deem  necessary or advisable in order to obtain a permit,  register  or qualify the  Securities  for  issuance  and sale or to request an exemption from  registration of the Securities,  to register or obtain a license for the Company as a dealer or  broker  under the  securities  laws of such of the  states of the  United  States  of  America  or other jurisdictions,  including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration,  permits, licenses,  qualifications and exemptions to execute, acknowledge,  verify, file and publish all such applications,  reports, issuer's covenants,  resolutions,  irrevocable consents to service of process,  powers of attorney and other papers,  agreements,  documents and  instruments as may be deemed by such officer to be useful or advisable to be filed,  and that the Manager  hereby  adopts the form of any and all resolutions  required by any such state  authority in connection with any such  applications, reports,  issuer's  covenants,  irrevocable  consents  to service of process,  powers of attorney  and other papers, agreements,  documents and instruments if (i) in the opinion of the Manager of the Company so acting the adoption of such  resolutions is necessary or advisable and (ii) the Manager the Company  evidences such adoption by filing with this  Consent  copies of such  resolutions,  which shall  thereupon  be deemed to be adopted by the Manager and  incorporated  in this Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers,  the Secretary or any Assistant Secretary of
                           the Company take any and all further  action that they may deem  necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Company;

         RESOLVED,         that it is in the best  interests of the Company that the  Securities be qualified or registered for sale in various states,  that the Authorized  Officers,  the Secretary or any Assistant Secretary of the Company and
                           its counsel are authorized to determine the states in which appropriate  action shall be taken to qualify or register for sale all or such part of the  Securities  as said  Authorized  Officers,  the  Secretary or any
                           Assistant Secretary may deem advisable, that said Authorized Officers,  Secretary or any Assistant Secretary
                           are hereby  authorized to perform on behalf of the Company any and all such acts as they may deem  necessary or advisable in order to comply with the applicable laws of any such states, and in connection  therewith to execute and file all requisite papers and documents,  including, but not limited to, applications,  reports, surety bonds,  irrevocable  consents and appointments of attorneys for service of process, and the execution by such  Authorized  Officers,  Secretary  or any  Assistant  Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall  conclusively  establish their authority  therefor  from the Company and the  approval  and  ratification  by the Company of the papers and documents to be executed and the action so taken;

         RESOLVED,         that (i) the  establishment  of the trust fund for any series (a "Series") of Securities (the "Trust Fund"),
                           (ii) the issuance and sale of the  Securities of such Series,  with such  designations,  original  principal amounts,  pass-through  rates and such  other  terms,  all  substantially  as set forth in the  Registration
                           Statement,  the Prospectus  and  Prospectus  Supplements  and any private  placement  memorandum (a "Private
                           Placement  Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans having approximate  aggregate  principal amounts equal to the aggregate  principal amounts of the Securities that constitute such Series,  in return for such  Securities or other good and valuable  consideration,  are hereby approved by the Company;

         RESOLVED,         that (i) the proposed form and terms of the Pooling and Servicing  Agreement,  Indenture,  Trust  Agreement,
                           Servicing Agreement,  Custodial Agreement or any other similar or related agreement,  document or instrument for any Series of Securities  (collectively,  the "Offering  Documents")  (as described in the  Registration
                           Statement,  the Prospectus and Prospectus  Supplements and any Private Placement  Memorandum (if applicable)
                           relating to such Series) are hereby  approved by the Company and (ii) the  Authorized  Officers be, and each of them  hereby is,  authorized  to execute  and  deliver  the  Offering  Documents,  generally  in the form constituting a part of the Registration  Statement or previously executed by the Company,  with such changes as any of the Authorized Officers may deem necessary or advisable;

         RESOLVED,         that the preparation of any Prospectus,  Prospectus Supplement and any Private Placement Memorandum relating to the  Securities of a Series and the use of such  Prospectus  Supplements  and  Prospectus and any Private
                           Placement Memorandum in connection with the sale of the Securities offered thereby is hereby approved;

         RESOLVED,         that the proposed  form and terms of any  Assignment  and  Assumption  Agreement  or any similar  agreement, document or instrument relating to the sale of mortgage loans by GreenPoint Mortgage Funding,  Inc. ("GMFI")
                           to the Company, and as described in the Registration  Statement,  the Prospectus and Prospectus  Supplements
                           and any Private  Placement  Memorandum (if  applicable)  for any Series (each, an "Assignment and Assumption
                           Agreement"),  are hereby  approved  by the  Company,  and each of the  Authorized  Officers  is and shall be authorized to execute and deliver on behalf of the Company any such  Assignment  and  Assumption  Agreement, generally in a form  constituting part of the Registration  Statement or previously  executed by the Company between GMFI and the  Company,  with such changes as any of the  Authorized  Officers may deem  necessary or advisable;

         RESOLVED,         that the  proposed  form and terms of any  Underwriting  Agreement  or similar  agreement  among one or more underwriters,  GMFI and the Company,  as described in the  Registration  Statement  and any  Prospectus  and
                           Prospectus  Supplement  for any Series are  approved,  and each of the  Authorized  Officers is and shall be authorized to execute and deliver any such Underwriting Agreement,  generally in a form constituting part of the  Registration  Statement  or  previously  executed  by the  Company,  with  such  changes  as any of the
                           Authorized Officers may deem necessary or advisable;

         RESOLVED,         that the proposed form and terms of any Purchase  Agreement,  Placement Agreement or similar agreement among one or more  purchasers,  GMFI and the Company,  as described in the Private  Placement  Memorandum  for any
                           Series are approved,  and each of the Authorized  Officers is and shall be authorized to execute and deliver any such Purchase Agreement or Placement Agreement,  generally in a form previously executed by the Company, with such changes as any of the Authorized Officers may deem necessary or advisable;

         RESOLVED,         that any  Insurance  Agreement  or similar  agreement  for any Series,  among the  Company,  the insurer and others,  in such form and with such terms as have  previously  been agreed to by the Company,  are approved, and each of the  Authorized  Officers is and shall be authorized  to execute and deliver any such  Insurance
                           Agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

         RESOLVED,         that any Indemnification  Agreement or similar agreement for any Series,  among the Company, the insurer and others,  in such form and with such terms as have  previously  been agreed to by the Company,  are approved, and  each  of the  Authorized  Officers  is and  shall  be  authorized  to  execute  and  deliver  any  such
                           Indemnification  Agreement,  with such  changes as any of the  Authorized  Officers  may deem  necessary  or advisable;

         RESOLVED,         that each  Authorized  Officer is  authorized  to request  the Trustee  under the  applicable  Articles  and
                           Sections of the Offering Documents to authenticate, or cause the Certificate Registrar to authenticate,  the
                           Securities of any Series and to deliver the same in accordance with the orders of the Company;

         RESOLVED,         that,  upon such request,  the execution of the Securities for such Series by the Trustee under the Offering
                           Documents  and their  authentication  by the  Trustee or the  Certificate  Registrar  is  authorized  by the
                           Company,  and each  Authorized  Officer  is  authorized  to,  upon  receipt  of the  purchase  price for the
                           Securities  stated in any  Underwriting  Agreement,  Purchase  Agreement  or  Placement  Agreement  (each an
                           "Underwriting  Agreement,"  "Purchase  Agreement" and "Placement  Agreement,"  respectively)  or any similar agreement  to be paid to the  Company,  deliver,  or  cause  to be  delivered,  the  related  Securities  in accordance with the terms of such agreement;

         RESOLVED,         that any class or classes of  Securities of any Series  created and issued under any Offering  Documents are hereby  authorized  to be sold  pursuant to any  Underwriting  Agreement,  Purchase  Agreement  or Placement
                           Agreement,  or any similar  agreement,  generally in a form  previously  executed by the Company,  with such changes as any of the Authorized  Officers may deem  necessary or advisable,  either at the time of issuance or thereafter, including for the purpose of creating a new Series of Securities;

         RESOLVED,         that execution of any agreement,  instrument or document by an Authorized Officer of the Company pursuant to these resolutions shall constitute  conclusive evidence of the approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

         RESOLVED,         that the Authorized  Officers,  the Secretary or any Assistant Secretary of the Company be, and each of them hereby is, authorized to take any other action and execute and deliver any other  agreements,  documents and instruments,  including  powers  of  attorney,  as any of the  Authorized  Officers,  the  Secretary  or any
                           Assistant  Secretary  deem  necessary  or  advisable  to carry out the purpose  and intent of the  foregoing resolutions;

         RESOLVED,         that the Authorized Officers, the Secretary,  any Assistant Secretary of the Company or any attorney-in-fact of the Company  be, and each of them hereby is,  authorized  to attest and affix the  corporate  seal of the
                           Company to any agreement,  instrument or document executed  pursuant to any of the foregoing  resolutions by impressing  or affixing  such seal thereon or by  imprinting  or otherwise  reproducing  thereon a facsimile thereof; and

         RESOLVED,         that any actions of the Manager,  the Authorized  Officers,  the Secretary or any Assistant Secretary of the
                           Company in  furtherance  of the purposes of the  foregoing  resolutions,  whether  taken before or after the adoption or effectiveness of these resolutions are hereby approved, confirmed, ratified and adopted.

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         IN WITNESS WHEREOF,  the undersigned,  being the sole Manager of GreenPoint Mortgage Securities LLC, has executed this Written
Consent as of the date first set forth above.

                                            By:  GREENPOINT MORTGAGE SECURITIES INC.

                                            By:/s/ Steven M. Abreu
                                            Name:    Steven M. Abreu
                                            Title:   President

                                           Certificate of GreenPoint Mortage Securities LLC

         I, Nathan  Hieter,  Vice President of GreenPoint  Mortgage  Securities  Inc.,  the sole Manager (the  "Manager") of GreenPoint

Mortgage  Securities LLC, a limited liability  company  organized under the laws of the State of Delaware (the "Company"),  does hereby certify that the resolutions  approved and adopted by the Manager of the Company  pursuant to a Management  Action  Consent,  dated May

22, 2006, have not been revoked, amended, supplemented, modified or superseded and are in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company this 22nd day of May, 2006.

                                            GREENPOINT MORTGAGE SECURITIES LLC

                                            By:  GREENPOINT MORTGAGE SECURITIES INC.,
                                            as Manager

                                            By:/s/ Nathan Hieter
                                            Name:    Nathan Hieter
                                            Title:   Vice President